iShares®

iShares Trust

Supplement dated June 11, 2026 to the currently effective

Statement of Additional Information (the “SAI”)

for iShares U.S. Transportation ETF (IYT) and the Funds listed in Appendix A and Appendix B

(each, a “Fund” and collectively, the “Funds”)

S&P Dow Jones Indices LLC (the “Index Provider”) has made certain changes to the S&P Total Market Index and the Dow Jones U.S. Total Stock Market Index methodologies with respect to eligibility requirements for issuers included in indexes that are tracked by the Funds.

The following changes are being made effective immediately:

1)	In the SAI for IYT, the following is added to the “The S&P Select Industry FMC Index” section:

Issuers must have an investable weight factor (“IWF”) of at least 0.10, as calculated by S&P Dow Jones Indices LLC, or a float-adjusted market capitalization greater than or equal to 10% of the total company-level market capitalization of the 100th largest company in the S&P Total Market Index (“TMI”), ranked by total market capitalization as of a particular reference date (together, the “IWF Requirements”).

IPO Fast Entry. Certain large initial public offerings (“IPOs”) may be eligible for fast track entry into the TMI (“fast track IPOs”). Only newly public IPOs and IPO direct placement listings are eligible for fast track entry. A newly public IPO must have a float-adjusted market capitalization of at least $2 billion, calculated using the shares offered and the closing price on the first day of trading on an eligible exchange. A direct placement listing IPO must have a float-adjusted market capitalization of at least $2 billion, calculated using the shares available to the public as determined by its IWF and its closing price on the first day of trading on an eligible exchange. A fast track IPO must meet all other applicable index eligibility rules (including the IWF Requirements), except for the liquidity requirement. Once the Index Provider announces that an IPO is eligible for fast track entry, the security will be added to the index with five business days’ lead time. However, if a fast track IPO would be added during a quarterly rebalance freeze period, it may instead be added on the rebalance effective date at the discretion of the Index Provider.

2)	In the SAI for each Fund listed in Appendix A, the following is added to “The S&P Indexes” section:

To be eligible for the S&P Total Market Index (“TMI”), which is the starting universe for certain of the underlying indexes, issuers must have an investable weight factor (“IWF”) of at least 0.10, as calculated by the Index Provider, or a float-adjusted market capitalization greater than or equal to 10% of the total company-level market capitalization of the 100th largest company in the index, ranked by total market capitalization as of a particular reference date (together, the “IWF Requirements”). The IWF is the percentage of a company’s available float shares divided by total shares outstanding.

IPO Fast Entry. Certain large initial public offerings (“IPOs”) may be eligible for fast track entry into the TMI (“fast track IPOs”). Only newly public IPOs and IPO direct placement listings are eligible for fast track entry. A newly public IPO must have a float-adjusted market capitalization of at least $2 billion, calculated using the shares offered and the closing price on the first day of trading on an eligible exchange. A direct placement listing IPO must have a float-adjusted market capitalization of at least $2 billion, calculated using the shares available to the public as determined by its IWF and its closing price on the first day of trading on an eligible exchange. A fast track IPO must meet all other applicable index eligibility rules (including the IWF Requirements), except for the liquidity requirement. Once the Index Provider announces that an IPO is eligible for fast track entry, the security will be added to the index with five business days’ lead time. However, if a fast track IPO would be added during a quarterly rebalance freeze period, it may instead be added on the rebalance effective date at the discretion of the Index Provider.

3)	In the SAI for each Fund listed in Appendix B, the following is added to “The Dow Jones Indexes” section:

The starting universe for several underlying indexes is the Dow Jones U.S. Total Stock Market Index (“TSM”). To be eligible for inclusion, issuers must have, among other things, an investable weight factor (“IWF”) of at least 0.10, as calculated by the Index Provider, or a float-adjusted market capitalization greater than or equal to 10% of the total company-level market capitalization of the 100th largest company in the index, ranked by total market capitalization as of a reference date (together, the “IWF Requirements”). The IWF is the percentage of a company’s available float shares divided by total shares outstanding.

IPO Fast Entry. Certain large initial public offerings (“IPOs”) may be eligible for fast track entry into the TSM (“fast track IPOs”). Only newly public IPOs and IPO direct placement listings are eligible for fast track entry. A newly public IPO must have a float-adjusted market capitalization of at least $2 billion, calculated using the shares offered and the closing price on the first day of trading on an eligible exchange. A direct placement listing IPO must have a float-adjusted market capitalization of at least $2 billion, calculated using the shares available to the public as determined by its IWF and its closing price on the first day of trading on an eligible exchange. A fast track IPO must meet all other applicable index eligibility rules (including the IWF Requirements), except for the liquidity requirement. Once the Index Provider announces that an IPO is eligible for fast track entry, the security will be added to the index with five business days’ lead time. However, if a fast track IPO would be added during a quarterly rebalance freeze period, it may instead be added on the rebalance effective date at the discretion of the Index Provider.

APPENDIX A

Fund Name	Market Ticker

iShares Core S&P Total U.S. Stock Market ETF	ITOT

iShares Expanded Tech Sector ETF	IGM

iShares Expanded Tech-Software Sector ETF	IGV

iShares North American Natural Resources ETF	IGE

APPENDIX B

Fund Name	Market Ticker

iShares U.S. Aerospace & Defense ETF	ITA

iShares U.S. Broker-Dealers & Securities Exchanges ETF	IAI

iShares U.S. Healthcare Providers ETF	IHF

iShares U.S. Home Construction ETF	ITB

iShares U.S. Insurance ETF	IAK

iShares U.S. Medical Devices ETF	IHI

iShares U.S. Oil Equipment & Services ETF	IEZ

iShares U.S. Oil & Gas Exploration & Production ETF	IEO

iShares U.S. Pharmaceuticals ETF	IHE

If you have any questions, please call 1-800-iShares (1-800-474-2737).

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IS-A-IPO5-0626

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